UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2011

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 - Other Events

Item 8.01 Other Events

On August 18, 2011, PPL Electric Utilities Corporation ("PPL Electric") entered into an underwriting agreement (the "Underwriting Agreement") with Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters (the “Underwriters”), relating to the offering and sale by PPL Electric of $400,000,000 of 3.00% First Mortgage Bonds due 2021 (the "Bonds").

The Bonds were issued on August 23, 2011, under PPL Electric’s Indenture (the "2001 Indenture"), dated as of August 1, 2001, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 13 thereto (the "Supplemental Indenture"), dated as of August 1, 2011 (collectively, the "Indenture").  The Bonds will be secured by the lien of the Indenture, which creates a lien on substantially all of PPL Electric’s distribution properties and certain of its transmission properties, subject to certain exceptions and exclusions, as described therein.

The Bonds are due September 15, 2021, subject to early redemption.  PPL Electric will apply the net proceeds from the sale of the Bonds to repay short-term indebtedness incurred and replace cash on hand, in each case, used on July 26, 2011 to redeem $400 million in aggregate principal amount of PPL Electric’s Senior Secured Bonds, 7.125% Series due 2013.

The Bonds were offered and sold under PPL Electric’s Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-158200-01).

A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this report and incorporated herein by reference.  The Supplemental Indenture and Officer’s Certificate are filed with this report as Exhibits 4(a) and 4(b), respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1(a) -
Underwriting Agreement, dated August 18, 2011, among PPL Electric Utilities Corporation and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

	4(a) -	Supplemental Indenture No. 13, dated as of August 1, 2011, of PPL Electric Utilities Corporation to The Bank of New York Mellon, as Trustee.

	4(b) -	Officer's Certificate, dated August 23, 2011, pursuant to Section 201 and 301 of the Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ James E. Abel
James E. Abel Senior Vice President – Finance and Treasurer

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ James E. Abel
James E. Abel Treasurer

Dated:  August 23, 2011